(NEW YORK LIFE LOGO)

Insurance

(GRAPHIC)

Life Insurance Application

New York Life Insurance Company

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

NYLIFE Insurance Company of Arizona
(Not Licensed in Every State)

The Company You Keep(R)

                                                               3803:081118022016

                            APPLICATION INSTRUCTIONS

APPLICATION CORRECTIONS - In the event of an error on the application, the policy owner must initial all application corrections.

FULLY COMPLETED APPLICATION, INCLUDING AGENT STATEMENT, REQUIRED FOR THE
FOLLOWING:

New Application;

Insurance Exchange Rider (IER);

VEGLI and SEGLI Conversions;

Original Age Term Conversion (OATC);

Requesting Better Offer (Reduction in Rating);

Conversion of Another Company's Term Insurance Coverage;

Adding on or an increase to an Attained Age Term Conversion, Policy Purchase Option, or Guaranteed Insurability Rider; or a Reinstatement (AGENT STATEMENT NOT REQUIRED)

SECTION A - PRIMARY INSURED

IF PRIMARY INSURED OR ANY INSURED ON THIS APPLICATION IS A MINOR, A PARENT OR LEGAL GUARDIAN MUST SIGN APPLICATION. If a minor is age 9 or above, minor must also sign the application.

RESIDENCE ADDRESS - If Primary Insured has more than one residence, please provide the address of the residence where the majority of time is spent during the year. A P.O. Box is not acceptable. Details should be provided in Section Q explaining the locations of the other residences and how much time is spent at each.

SOCIAL SECURITY OR TAX ID NUMBER - If "Exempt" or "Applied for", please provide details in Section Q.

DRIVER'S LICENSE INFORMATION - If "None" is answered and proposed insured is over age 18, in Section Q please explain why he/she does not have a driver's license.

CITIZENSHIP - Please indicate all countries of citizenship. If multiple citizenship exists, please provide details including amounts of time spent in each country along with the reason for multiple citizenship in Section Q.

SECTION B - OWNER

Complete this section if Owner is other than the Primary Insured. Indicate the type of ownership (e.g. Individual, Trust, Corporation) and complete all appropriate fields. If more than one owner exists, please identify as "Joint" or "Additional" and complete the additional portion of this section. If more owners are requested, complete an additional Owner section for each or provide all the information in Section Q. A P.O. Box is not acceptable.

Trust information - Complete these fields and send Form 20885 along with the application.

Successor Owner - If a successor owner is not named or if no successor owner survives the owner, and the owner dies before the insured, the owner's estate becomes the new owner.

UTMA/UGMA as Owner - Complete the top of the owner section with the information for the Custodian of the UTMA/UGMA. Complete the UTMA/UGMA section below this with the information for the child.

SECTION C - APPLICANT

Complete this section if Applicant is other than the Primary Insured. If Primary Insured or Additional Insured is a minor, the additional questions in this section must be answered. A P.O. Box is not acceptable.

SECTION D - PAYOR

If the Payor is someone other than the Primary Insured, Owner or Applicant, use Section Q to explain. A P.O. Box is not acceptable.

SECTION E - ENDORSEMENTS AND OTHER REQUESTS

Specific Policy Date field is to be utilized for saving age or for requesting a policy date, other than date of issue.

Split Dollar - Check the Split Dollar box in Section E and provide the Part A and Part B beneficiary in Section F.

SECTION F - PRIMARY INSURED'S BENEFICIARY

NAMED BENEFICIARY INSTRUCTIONS - Always include first, middle (if applicable), and last name. Specify Order, Full Name, Relationship to Insured, and Share (percentage or fraction). Use percentages or fractional shares instead of listing specific dollar amounts. All percentages must total 100% and all fractions must total 1. For Split Dollar, provide the Part A and Part B beneficiary.

TRUST INFORMATION - Complete these fields and send Form 20885 along with the application.

SECTION G - PAYMENT INFORMATION AND CURRENT HEALTH

Additional forms are required for Check-O-Matic, Government Allotment, NYL-A-Plan, List Bill, Mainstay and NYLIFE Securities Accounts. NYLife Security account MUST have check writing authority in order for this form of billing to be valid. Billing from NYLife Security accounts require payment of first month premium along with a completed Check-O-Matic form. The current health questions must be answered for all cases in which deposit premium is taken.

SECTION I - COVERAGE INFORMATION

All riders are not available on every plan. Check Agent's Manual for specific plan and benefit availability. Requests for alternate and additional policies should identify the changes to the original coverage for each alternate or additional requested. Any further changes should be identified on the instructions line or in Section Q.

UNEMPLOYMENT RIDER - If UR is chosen on the Primary Insured, then the following questions are required to be written and answered in Section Q.

1. Have you been continuously employed for the past two years? [ ] Yes [ ] No

2. Have you received unemployment benefits in the last two years? [ ] Yes [ ] No

SECTION O - GUARANTEED INSURABILITY OPTION DATE (PPO AND GIR)

Please indicate the reason for exercising the option.

AMEND APPLICATION (Policy not Delivered) - Check "Amend Application" at the top of the application. Complete Section A and all fields being amended. APPLICANT CANNOT BE AMENDED. If premium is being taken, complete Section G and include the TCA form.

EXERCISING CONTRACTUAL POLICY PURCHASE OPTION (PPO) / GUARANTEED INSURABILITY RIDER (GIR) - Check the appropriate "Exercise Rider" box at the top of the application. Insert the original policy number for the rider being exercised. Complete Sections A, C (owner of original policy), F, G, K, I, O and the "Important Notice: Replacement of Life Insurance or Annuities" form. If a change in ownership is requested, complete Section B as well. AGENT STATEMENT REQUIRED.

EXERCISING SURVIVOR PURCHASE OPTION (SPO) OR SPOUSE PAID UP PURCHASE OPTION
(SPPO) - Check the appropriate "Exercise Rider" box at the top of the application. Insert the original policy number for the rider being exercised. Complete Sections A, C (beneficiary of original policy), F, G, K, I and the "Important Notice: Replacement of Life Insurance or Annuities" form. AGENT STATEMENT REQUIRED.

ATTAINED AGE TERM CONVERSION (AATC) - Check "Attained Age Conversion" at the top of the application. Insert the original policy number for the rider being exercised. Complete Sections A, C (owner of original policy), F, G, I and N. If a change in ownership is requested, complete Section B as well. AGENT STATEMENT REQUIRED.

                                                               3803:081118022016
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
                                                             (BARCODE)
                                                             AGTSTMT 01

                                                           AGENT STATEMENT
                                                     Not Part of the Application

First Name                    Middle Name                Last Name

1. Licensing and Jurisdiction

Plan _______________________________________________________________ Date of application __________ / __________ / __________
In which state did the Applicant sign the application? _____________ In which state does the Applicant reside? _____________________
In which state is the Applicant employed? __________________________ Was the Applicant's signature obtained by mail? [ ] Yes [ ] No
In which state did the Primary Insured sign the application?________ In which state does the Primary Insured reside? _______________
Was the Primary Insured's signature obtained by mail? [ ] Yes [ ] No In which state does the Owner reside? _________________________
In which state will the policy be delivered? _______________________ Will the policy be delivered by mail? [ ] Yes [ ] No

2. Customer Verification (Complete for all Owners)

Per Federal Regulations, please affirm which acceptable proof of identification was presented by the owner(s) of the contract at the time of application. Documentation must be an original and must not be expired. A photocopy of the document is NOT valid.

INDIVIDUAL: [ ] Driver's License   [ ] Passport   [ ] Government or State Issued Photo ID
Must verify: Number ________________________________________________ Issuing Authority (Country or State) __________________________
             Expiration Date __________ / __________ / __________

BUSINESS, PARTNERSHIP, CORPORATION OR TRUST: [ ] Government Issued Business License   [ ] Partnership Agreement
                                             [ ] Certified Articles of Incorporation  [ ] Trust Agreement
            Date of Document __________ / __________ / __________

TO WHOM WAS THE PROOF OF IDENTIFICATION PRESENTED? [ ] Agent   [ ] Licensed Service Assistant

If Owner's TIN is pending at the time of application, the date the Owner applied for the TIN must be provided. _____ / _____ / _____

For Additional or Joint Owners, identify each by name and provide all the above information for each (Type, Number, Expiration, etc)
or submit a separate Identification and Verification Form (22502)
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

3. How Well Known

How well do you know the Primary Insured? (Select one)
[ ] Approached by Primary Insured   [ ] Casually, for __________ years   [ ] Met on solicitation
[ ] Well, for ___________ years     [ ] Referral from NYL Agent          [ ] Relative (relationship) _______________________________
                                                                         [ ] Self

If this sale is a result of a lead you received from New York Life, please provide the lead source. (Name of campaign) _____________

4. Purpose (Select all that apply)

[ ] Retirement Planning        [ ] Buy/Sell                                     [ ] Estate Conservation
[ ] College Funding            [ ] Deferred Compensation                        [ ] Creditor
[ ] Gift to Child/Grandchild   [ ] Income to Surviving Spouse and/or Children   [ ] Other __________________________________________
[ ] Key Employee               [ ] Mortgage Protection                              ________________________________________________

5. Policyowner Information

Marital status: [ ] Married   [ ] Single   [ ] Divorced   [ ] Separated   [ ] Widowed
Number of Dependents: (including spouse) _____ Ages _____________________ Is Policyowner a homeowner? [ ] Yes [ ] No
Household Income:   [ ] None                  [ ] $15,000 and below     [ ] $15,001 - $50,000    [ ] $50,001 - $100,000
                    [ ] $100,001 - $250,000   [ ] $250,001 - $500,000   [ ] $500,001 and above

106 (Feb 2004)                                                                                                     3803:081118022016
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
                                                              (BARCODE)
                                                             AGTSTMT 02

6. Requirements Processing

Is there a concurrent application related to this application? [ ] Yes [ ] No   Policy number and details __________________________
Are you using requirements from a previous application? [ ] Yes [ ] No          ____________________________________________________

7. Additional Information

Please provide any information that is pertinent to the underwriting process that was not disclosed on the Application.

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

AOL % __________ Do you want the additional amount on the AOL policy to be issued as a 5 year term rider? [ ] Yes [ ] No

8. Compensation

Are you requesting advance commissions? (If applicable) [ ] Yes [ ] No

For plans with Compensation Choice: (Select one) [ ] 1) FYC only [ ] 2) FYC + Trailers [ ] 3) FYC + Expense Allowance

9. Declaration ("I" refers to the Soliciting Agent)

I Declare that: a) the application was secured by me personally, and that I have no understanding or agreement with any other person or company, directly or indirectly, as to commissions or compensation on any policy or contract applied for, except as may be specified below; and b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or
Owner I acknowledge and represent. (1) I read each question on the application(including any applicable health questionnaire), and explained the provisions and limitations of the coverage applied for to the Proposed Insured, Applicant (if not the Proposed
Insured) and the Owner, in English, or, as indicated on the application, in another language understood by the Proposed
Insured/Applicant/Owner as applicable, and I accurately recorded his/her responses; (2) If prepayment was collected, I gave the receipt and explained that coverage is provided only as stated in the Temporary Coverage Agreement, and that it is limited in amount and have promptly submitted the prepayment to the company; (3) All information provided on this Report, or in response to Company inquiries about the application or the Proposed Insured, is true and correct to the best of my knowledge and belief; (4) I have used only company approved sales material in connection with this application; and copies of all materials used have been left with the applicant and that (5) I gave any other required form(s), including the information practices or privacy notices on or before the date the application was signed.


[ ]      ----------------  ---------------------------------------  --------------------------------------  ------------------------
Share %  Code No.________  Print Last Name                          Signature (Soliciting Agent)            Date


[ ]      ----------------  ---------------------------------------  --------------------------------------
Share %  Code No.________  Print Last Name                          Signature (Optional)                       "OFFICE" Stamp Date
                                                                                                                  Received Here

[ ]      ----------------  ---------------------------------------  --------------------------------------
Share %  Code No.________  Print Last Name                          Signature (Optional)

                                          NAMES AND ADDRESSES OF FOUR FRIENDS AND RELATIVES

1. _______________________________________________________________  3. _____________________________________________________________

   _______________________________________________________________     _____________________________________________________________

2. _______________________________________________________________  4. _____________________________________________________________

   _______________________________________________________________     _____________________________________________________________

                                                                                                                   3803:081118022016
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                                    (BARCODE)
                                  REPLCMNT 01

          IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING POLICY
                                  OR CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract. One way to do this is to ask the company or agent that sold you your existing policy or contract to provide you with information concerning your existing policy or contract. This may include an illustration of how your existing policy or contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or contracts. You should discuss the following with your agent to determine whether replacement or financing your purchase makes sense:

                                    PREMIUMS

-    Are they affordable?

-    Could they change?

-    You're older--are premiums higher for the proposed new policy?

-    How long will you have to pay premiums on the new policy?
     On the old policy?

                                  POLICY VALUES

-    New policies usually take longer to build cash values and to pay dividends.

- Acquisition costs for the old policy may have been paid, you will incur costs for the new one.

-    What surrender charges do the policies have?

-    What expense and sales charges will you pay on the new policy?

-    Does the new policy provide more insurance coverage?

                                  INSURABILITY

- If your health has changed since you bought your old policy, the new one could cost you more, or you could be turned down.

-    You may need a medical exam for a new policy

- Claims on most new policies for up to the first two years can be denied based on inaccurate statements.

-    Suicide limitations may begin anew on the new coverage.

           IF YOU ARE KEEPING THE OLD POLICY AS WELL AS THE NEW POLICY

-    How are premiums for both policies being paid?

-    How will the premiums on your existing policy be affected?

-    Will a loan be deducted from death benefits?

-    What values from the old policy are being used to pay premiums?

      IF YOU ARE SURRENDERING AN ANNUITY OR INTEREST SENSITIVE LIFE PRODUCT

-    Will you pay surrender charges on your old contract?

-    What are the interest rate guarantees for the new contract?

-    Have you compared the contract charges or other policy expenses?

                  OTHER ISSUES TO CONSIDER FOR ALL TRANSACTIONS

-    What are the tax consequences of buying the new policy?

-    Is this a tax-free exchange? (See your tax advisor)

- Is there a benefit from favorable "grandfathered" treatment of the old policy under the federal tax code?

-    Will the existing insurer be willing to modify the old policy?

- How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company - New York Life Insurance and Annuity Corporation (A Delaware Corporation) - 51 Madison Avenue - New York, NY 10010 NYLIFE Securities Inc., (Member NASD, SIPC) - 51 Madison Avenue - New York, NY 10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 - (not licensed in every state)

(2219.074) (02/04)               CUSTOMER COPY                 3803:081118022016

                                              (BARCODE)
                                             REPLCMNT 02

                  IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
 THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or contract, or an existing policy or contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or contract. You may be able to make changes to your existing policy or contract to meet your insurance needs at less cost.
A financed purchase will reduce the value of your existing policy or contract and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your
     existing policy or contract?                                                   [ ] yes   [ ] no

2.   Are you considering using funds from your existing policies or contracts to
     pay premiums due on the new policy or contract?                                [ ] yes   [ ] no

3.   Is the policy for which you are applying, to be the result of a 1035
     exchange?                                                                      [ ] yes   [ ] no

If you answered "Yes" to any of the above questions, list each existing policy or contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (If additional space is required, complete another form.)

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its agent for information about the old policy or contract. At your request, an in-force illustration, policy summary or available disclosure documents must be sent to you by the existing insurer. Ask for and retain all sales material used by the agent in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or contract(s) is/are being considered for replacement because_____________
____________________________________________________________________________________________________

PRODUCER ACKNOWLEDGEMENT

By reason of this transaction, is replacement involved? [ ] yes [ ] no (If yes, give details below.)

____________________________________________________________________________________________________
____________________________________________________________________________________________________

I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

Applicant's Signature                  Applicant's Name (Printed)                       Date


------------------------------------   ----------------------------------------------   __/__/______

Producer's Signature                   Producer's Name (Printed)                        Date


------------------------------------   ----------------------------------------------   __/__/______

I do not want this notice read aloud to me. __________ (Applicant must initial only if they do not want the notice read aloud.)

(22190.74)(02/04)                                          CUSTOMER COPY                                           3803:081118022016
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

                                    (BARCODE)
                                   REPLCMNT 01

          IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
    IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING
                               POLICY OR CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract. One way to do this is to ask the company or agent that sold you your existing policy or contract to provide you with information concerning your existing policy or contract. This may include an illustration of how your existing policy or contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or contracts. You should discuss the following with your agent to determine whether replacement or financing your purchase makes sense:

                                    PREMIUMS

-    Are they affordable?

-    Could they change?

-    You're older--are premiums higher for the proposed new policy?

-    How long will you have to pay premiums on the new policy?
     On the old policy?

                                  POLICY VALUES

-    New policies usually take longer to build cash values and to pay dividends.

- Acquisition costs for the old policy may have been paid, you will incur costs for the new one.

-    What surrender charges do the policies have?

-    What expense and sales charges will you pay on the new policy?

-    Does the new policy provide more insurance coverage?

                                  INSURABILITY

- If your health has changed since you bought your old policy, the new one could cost you more, or you could be turned down.

-    You may need a medical exam for a new policy

- Claims on most new policies for up to the first two years can be denied based on inaccurate statements.

-    Suicide limitations may begin anew on the new coverage.

           IF YOU ARE KEEPING THE OLD POLICY AS WELL AS THE NEW POLICY

-    How are premiums for both policies being paid?

-    How will the premiums on your existing policy be affected?

-    Will a loan be deducted from death benefits?

-    What values from the old policy are being used to pay premiums?

      IF YOU ARE SURRENDERING AN ANNUITY OR INTEREST SENSITIVE LIFE PRODUCT

-    Will you pay surrender charges on your old contract?

-    What are the interest rate guarantees for the new contract?

-    Have you compared the contract charges or other policy expenses?

                  OTHER ISSUES TO CONSIDER FOR ALL TRANSACTIONS

-    What are the tax consequences of buying the new policy?

-    Is this a tax-free exchange? (See your tax advisor)


- Is there a benefit from favorable "grandfathered" treatment of the old policy under the federal tax code?

-    Will the existing insurer be willing to modify the old policy?

- How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company - New York Life Insurance and Annuity
Corporation (A Delaware Corporation) - 51 Madison Avenue - New York, NY 10010
NYLIFE Securities Inc., (Member NASD, SIPC) - 51 Madison Avenue - New York, NY
10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North
Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 - (not licensed in every state)

(22190.74)(02/04)                                              3803:081118022016


                                              (BARCODE)
                                             REPLCMNT 02

                    IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
 THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or contract, or an existing policy or contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or contract. You may be able to make changes to your existing policy or contract to meet your insurance needs at less cost.
A financed purchase will reduce the value of your existing policy or contract and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your
     existing policy or contract?                                                   [ ] yes   [ ] no

2.   Are you considering using funds from your existing policies or contracts to
     pay premiums due on the new policy or contract?                                [ ] yes   [ ] no

3.   Is the policy for which you are applying, to be the result of a 1035
     exchange?                                                                      [ ] yes   [ ] no

If you answered "Yes" to any of the above questions, list each existing policy or contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (If additional space is required, complete another form.)

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Name of Insurance Company ________________________________   Policy or Contract # _________________
                                                             [ ] Replaced         [ ] 1035 Exchange
Name of Insured __________________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its agent for information about the old policy or contract. At your request, an in-force illustration, policy summary or available disclosure documents must be sent to you by the existing insurer. Ask for and retain all sales material used by the agent in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or contract(s) is/are being considered for replacement because_____________
____________________________________________________________________________________________________

PRODUCER ACKNOWLEDGEMENT

By reason of this transaction, is replacement involved? [ ] yes [ ] no (If yes, give details below.)

____________________________________________________________________________________________________
____________________________________________________________________________________________________

I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

Applicant's Signature                  Applicant's Name (Printed)                       Date


------------------------------------   ----------------------------------------------   __/__/______

Producer's Signature                   Producer's Name (Printed)                        Date


------------------------------------   ----------------------------------------------   __/__/______

I do not want this notice read aloud to me.________________________________________ (Applicant must initial only if they do not want the notice read aloud.)

(22190.74) (02/04)                                                                                                 3803:081118022016
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
                                                             (BARCODE)
                                                             PART 1 01

                                              LIFE INSURANCE APPLICATION (PART I) TO:

(NEW  [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Avenue, New York, NY 10010
YORK  [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010
LIFE  [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (NOT LICENSED IN EVERY STATE) 4343 North Scottsdale Rd., Suite 220,
LOGO)     Scottsdale, AZ 85251
[ ] New Application       [ ] Attained Age Term Conversion      Original Policy No. ____________________________________
[ ] Amend Application     [ ] Original Age Term Conversion
[ ] Reinstatement         Exercising a rider:   [ ] PPO   [ ] SPO                 [ ] SPPO
[ ] Paid Change Request                         [ ] GIR   [ ] GIR Face Increase

A. PRIMARY INSURED

First Name                  Middle Name            Last Name                   Suffix          [ ] Male   Date of Birth (mm/dd/yyyy)
__________________________  _____________________  __________________________  ______________  [ ] Female __________________________
Residence: Street                   City                    State          Country             Zip
           _______________________  ______________________  _____________  __________________  _________________________
[ ] Social Security No. or  [ ] Tax ID No.                           Driver's License No.  State  [ ] None E-mail Address (optional)
[ ] Exempt  [ ] Applied for                                          ____________________  ______________  _________________________
Country of Citizenship            Country of Birth              State of Birth                 How Long Living in the USA?
_______________________________   ___________________________   __________________________     Years __________   Months ___________
Immigration Visa or Work Authorization (If other than a US citizen)                            Expiration:
Type _______________________________________________________________   Number _______________  Month ____________   Year ___________
Occupation                 Employer Name: Street                 City                State          Country           Zip
________________________                  _____________________  __________________  _____________  ________________  ______________

If age 18 or over, has Primary Insured used tobacco, nicotine or any nicotine substitution product in any form ?   [ ] Yes   [ ] No
If "Yes", provide type ______________________________________________ and date of last use (Month) ________________ (Year) _________

B. OWNER (if not Primary Insured)

For all ownership types, name, address, and tax identification information is required.  UTMA/UGMA requires Custodian's information to be provided.
Type: [ ] Individual   [ ] Trust   [ ] Corp   [ ] Partnership   [ ] Charitable Organization   [ ] UTMA/UGMA
First Name                  Middle Name            Last Name                   Suffix          [ ] Male   Date of Birth (mm/dd/yyyy)
__________________________  _____________________  __________________________  ______________  [ ] Female __________________________
Residence: Street                   City                    State          Country             Zip
           _______________________  ______________________  _____________  __________________  _________________________
[ ] Social Security No. or  [ ] Tax ID No.    Relationship to Primary Insured   E-mail Address (optional)     Country of Citizenship
[ ] Exempt                  [ ] Applied for   _______________________________   ___________________________   ______________________
Immigration Visa or Work Authorization (If other than a US citizen)                            Expiration:
Type _______________________________________________________________   Number _______________  Month ____________   Year ___________
TRUST
Name of Trust _______________________________________________________________________________  Date of Trust _______________________
State in which the Trust was executed __________________________________________  Name of Trustee(s) _______________________________
UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)                                                                   Date of Birth (mm/dd/yyyy)
Name of Minor: First                    Middle                    Last               Suffix
               ______________________   _______________________   ________________   __________________   __________________________
UTMA/UGMA for the state of                                      [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
_____________________________________________________________
JOINT OR ADDITIONAL OWNER                                                                                 Date of Birth (mm/dd/yyyy)
First Name                              Middle Name               Last Name          Suffix
_____________________________________   _______________________   ________________   __________________   __________________________
Residence: Street                   City                    State          Country             Zip
           _______________________  ______________________  _____________  __________________  _________________________
[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for   Relationship to Primary Insured   Country of Citizenship
                                                                       _______________________________   ___________________________
Immigration Visa or Work Authorization (If other than a US citizen)                            Expiration:
Type _______________________________________________________________   Number _______________  Month ____________   Year ___________
SUCCESSOR OWNER [ ] Primary Insured                                                                Relationship to Primary Insured
First Name                              Middle Name               Last Name          Suffix
_____________________________________   _______________________   ________________   ___________   _________________________________

C. APPLICANT (if not Primary Insured)

[ ] Same as owner
First Name                              Middle Name               Last Name          Suffix               Date of Birth (mm/dd/yyyy)
_____________________________________   _______________________   ________________   __________________   __________________________
Residence: Street               City               State       Country         Zip        [ ] Social Security No. or [ ] Tax ID No.
           ___________________  _________________  __________  ______________  _________  [ ] Exempt                 [ ] Applied for
IF PRIMARY INSURED IS UNDER AGE 14 YEARS 6 MONTHS, COMPLETE THIS SECTION.                 Relationship to Primary Insured
Amount of Insurance in-force on the Applicant? _______________________________  [ ] None  __________________________________________
Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary Insured? [ ] Yes [ ] No (If No, provide details in section Q)

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
                                                              (BARCODE)
                                                              PART 1 02

D. PAYOR (if not Primary Insured)

Same as: [ ] Owner   [ ] Applicant

First Name                Middle Name             Last Name             Suffix            [ ] Social Security No. or [ ] Tax ID No.
________________________  ______________________  ____________________  ________________  [ ] Exempt                 [ ] Applied for
Residence: Street                     City               State           Country          Zip        Relationship to Primary Insured
           _________________________  _________________  ______________  _______________  _________  _______________________________

E. ENDORSEMENTS AND OTHER REQUESTS

QUALIFIED PLANS:   [ ] TSA/403(b)  [ ] 401(k)  [ ] 401(a)  [ ] 412(i)  [ ] Keogh  [ ] 457  [ ] Pension Option  [ ]__________________
OTHER REQUESTS:    [ ] Reduced paid up at lapse  [ ] Non-transfer Option
                   Specific Policy date ____/____/____   Preliminary term to _____/____/____ (available on WL, MPWL only)
SPLIT DOLLAR:      [ ] Endorsement Split Dollar

F. PRIMARY INSURED'S BENEFICIARY

[ ] Same as Owner
NAMED BENEFICIARIES (INDICATE ORDER AS 1ST, 2ND, ETC.)
ORDER        RELATIONSHIP TO PRIMARY INSURED             FULL NAME (FIRST, MIDDLE, LAST)                               SHARE

__________   _________________________________________   ___________________________________________________________   _____________

__________   _________________________________________   ___________________________________________________________   _____________

__________   _________________________________________   ___________________________________________________________   _____________

__________   _________________________________________   ___________________________________________________________   _____________

__________   _________________________________________   ___________________________________________________________   _____________

__________   _________________________________________   ___________________________________________________________   _____________
TRUST
Name of Trust _______________________________________________________________________________   Date of Trust ______________________
The state in which the Trust was executed _______________________ Name of Trustee(s) _______________________________________________
UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)
Name of Custodian _________________________________________________________________________________________________ as custodian for
Name of Minor _________________________________________________ under the ________ Uniform Transfers/Gifts to Minors Act (UTMA/UGMA)

G. PAYMENT INFORMATION AND CURRENT HEALTH (All modes not available on every plan)

For Check-O-Matic mode complete attached Check-O-Matic authorization form. For NYL-A-Plan complete form 21237 and 21242. For
Government Allotment use form 16513
Payment:  [ ] Annual          [ ] Semi-Annual            [ ] Quarterly           [ ] Monthly
          [ ] Check-O-Matic   [ ] Government Allotment   [ ] NYLIFE Securities   [ ] Single Sum
[ ] NYL-A-Plan # _____________________________ [ ] List Bill # _______________________ [ ] MainStay # _____________________________
Has the proposed insured or anyone proposed for coverage on the policy:
1. Within the last 90 days, been recommended by a physician or other medical practitioner to undergo diagnostic procedures or tests for any symptoms, illnesses or conditions? [ ] Yes [ ] No
2. Within the last 2 years, been unable to work or unable to attend school, or been disabled for one month or more? [ ] Yes [ ] No
3. Within the last 2 years, been admitted to a hospital or other medical facility for more than 5 consecutive days? [ ] Yes [ ] No
If "Yes" to #1, #2 or #3, do not collect deposit premium and provide details in Section Q. Total amount paid $ ____________________
If amendment, amount previously paid $__________________________________
[ ] Send Premium notice to Owner's other US address:

Street __________________________________________________  City __________________________  State _________________  Zip ___________

H. CONTACT INFORMATION

Contact Primary Insured at: (Check one or both) [ ] Home Tel. Number: (_______) ________________________
                                                [ ] Business Tel. Number: (_______) ________________________
Best Time to call: [ ] 9AM-12PM  [ ] 12PM-3PM  [ ] 3PM-6PM  [ ] 6PM-9PM   Time zone: [ ] EST [ ] CST [ ] MST [ ] PST
Best Day to call: (Check all that apply) [ ] Monday [ ] Tuesday [ ] Wednesday [ ] Thursday [ ] Friday [ ] Saturday
Specific Date _______________________  Time ________________
------------------------------------------------------------------------------------------------------------------------------------
In which language and/or dialect(s) was the sales interview conducted? _____________________________________________________________
                                                  First Name                 Last Name               Relationship to Primary Insured
Who acted as interpreter? [ ] Agent   [ ] Other:  __________________________ ______________________  _______________________________
If the Primary Insured requires special services for the hearing impaired, indicate the service required. __________________________
____________________________________________________________________________________________________________________________________
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
                                                              (BARCODE)
                                                              PART 1 03

I. COVERAGE INFORMATION

NYLIC                                                               RIDERS                                         DIVIDEND OPTION
-------------------------------  ----------------------------------------------------------------------------   --------------------
[ ] Whole Life                   [ ] WP       [ ] OPP [ ] COM  [ ] CPB(WL only)  [ ] 5YTR PI     [ ] IPTR       (Select one)
[ ] Modified Premium Whole Life  [ ] ADB       Scheduled Bill  [ ] SCI [ ] CI    $_____________  $___________   [ ] Pd Up Ad
Face Amount $__________________  $__________  $______________  # units ________  [ ] 5YTR/oci 1  [ ] ________   [ ] Accum
                                 [ ] DOT       Unscheduled     [ ] PPO           $_____________  $___________   [ ] Prem
Premium $___________________     $__________   (Lump Sum)      $_______________  [ ] 5YTR/oci 2  [ ] ________   [ ] Cash
                                 [ ] LBR                       [ ] SPO           $_____________
[ ] APL                          [ ] UR       $______________  $_______________
------------------------------------------------------------------------------------------------------------------------------------
Survivorship Whole Life
[ ] Modified Premium             2nd to die   1st to die       [ ] OPP/PUA [ ] COM                              (Select one)
[ ] Level Premium                [ ] DOT      [ ] LFD          Scheduled Bill                                   [ ] Pd Up Ad
Face Amount $__________________  $__________  $______________  $_______________                                 [ ] Accum
                                 [ ] LTR      [ ] ITR          Unscheduled                                      [ ] Prem
[ ] APL                          $__________  $______________  (Lump Sum)                                       [ ] Cash
                                 [ ] _______  [ ] ___________  $_______________
------------------------------------------------------------------------------------------------------------------------------------
[ ] 5 Year Term                  [ ] WP       [ ] 5YTR PI                        [ ] 5YTR/oci 2  [ ] ________   (Select one)
Face Amount $ _________________  [ ] ADB      $______________                    $_____________  $___________   [ ] Accum
                                 $__________  [ ] 5YTR/oci l                                                    [ ] Prem
                                 [ ] LBR      $______________                    [ ] __________  [ ] ________   [ ] Cash
------------------------------------------------------------------------------------------------------------------------------------
[ ] Increasing Premium Term      [ ] WP       [ ] SCI [ ] CI                     [ ] LBR                        (Select one)
Face Amount $__________________  [ ] ADB      # units _______                    [ ] PPO         [ ] ________   [ ] Accum
                                                                                                 $___________   [ ] Prem
Premium $______________________  $__________                                     $_____________                 [ ] Cash
------------------------------------------------------------------------------------------------------------------------------------
[ ] 20 Year Term                 [ ] WP       [ ] LBR                                                           (Select one)
Face Amount $__________________  [ ] ADB      [ ] ___________  [ ] ___________                                  [ ] Accum
                                 $__________  $______________                                                   [ ] Prem
                                                                                                                [ ] Cash
------------------------------------------------------------------------------------------------------------------------------------
[ ] ________________             [ ] __________
Face Amount $__________________  $_____________
------------------------------------------------------------------------------------------------------------------------------------
NYLAZ                                                                                 RIDERS
------------------------------------------------------------------------------------------------------------------------------------
[ ] Term to Age 90                           [ ] WP  [ ] ADB         [ ] LBR         [ ] ___________
Face Amount $_____________________________        $_____________                     $______________
------------------------------------------------------------------------------------------------------------------------------------
[ ] ____________                             [ ] ____________
Face Amount $_____________________________   $_______________
------------------------------------------------------------------------------------------------------------------------------------
NYLIAC                                                                                RIDERS
------------------------------------------------------------------------------------------------------------------------------------
Universal Life                               [ ] MDW       [ ] CI           [ ] OCI PI    [ ] NLG               [ ] ___________
[ ] NYLIAC Accumulator                       [ ] ADB       # units _______  $___________      [ ] 20 years      $______________
[ ] NYLIAC Protector
7702 Option: [ ] GPT [ ] CVAT                $___________                   [ ] OCI 1         [ ] to age 100    [ ] ___________
Face Amount $__________________
Life Insurance Option:                       [ ] GIR                        $___________      [ ] __________
  [ ] Level(1)
  [ ] Increasing (2)                         $___________                   [ ] OCI 2
  [ ] Face Amount plus Adjusted Premium (3)
  [ ] ______________                         [ ] LBR       [ ] LER          $___________
Planned Premium   $________________________
Initial Premium   $________________________
------------------------------------------------------------------------------------------------------------------------------------
[ ] Survivorship Universal Life              1st to Die    [ ] NLG          [ ] ___________
Face Amount $______________________________  [ ] FTD                        $______________
Life Insurance Option:                       $___________  [ ] LER          [ ] ___________
  [ ] Level(1)                               [ ] FTD-MDW
  [ ] Increasing (2)
  [ ] Face Amount plus Adjusted Premium (3)
  [ ] ____________________
Planned Premium   $________________________
Initial Premium   $________________________
------------------------------------------------------------------------------------------------------------------------------------
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
                                                              (BARCODE)
                                                              PART 1 04

NYLIAC                                                            RIDERS

Variable Universal Life                     [ ] MDW     [ ] ADB (2000 only)   [ ] OCI PI (2000 only) [ ] TIR (Provider only/PI only)
[ ] VUL 2000                                            $__________           $__________                 [ ] __________
[ ] VUL Provider
7702 Option: [ ] GPT [ ] CVAT               [ ] LER     [ ] CI (2000 only)    [ ] OCI 1 (2000 only)       $_____________
[ ] ACSV                                    [ ] GIR     #units _____          $__________                 [ ] __________
Face Amount $__________                     $__________ [ ] GMDB (2000 only)  [ ] OCI 2 (2000 only)       $_____________
Life Insurance Option:
  [ ] Level (1) [ ] Increasing (2)                      to Age [ ] 70         $__________
  [ ] Face Amount plus Adjusted Premium (3) [ ] LBR     to Age [ ] 80
  [ ] __________                                        to Age [ ] 100
Planned Premium $__________
Initial Premium $__________

[ ] Survivorship Variable Universal Life    1st to Die  [ ] GMDB                           [ ] __________
Face Amount $_________                      [ ] FTD         [ ] Younger Insured's Age 80   $_____________
Life Insurance Option:                      $__________     [ ] Younger Insured's Age 100
  [ ] Level (1)  [ ] Increasing (2)         [ ] FTD-MDW [ ] LER
  [ ] Face Amount plus Adjusted Premium (3)
  [ ] __________
Planned Premium $__________
Initial Premium $__________

[ ] NYLIAC Asset Preserver                  Submit completed Asset Preserver Application Supplement
Face Amount $__________
Premium $__________                         [ ] _______
Benefit Payment Option:                     $__________
  [ ] LTC 24  [ ] LTC 36+  [ ] LTC 48+
  [ ]

[ ] Modified Single Premium                 [ ] LBR          [ ] __________
    Variable Universal Life                 [ ] _______      $_____________
Single Premium $__________

Pinnacle Series                             [ ] STR     [ ] LBR (UL/VUL only) [ ] LFTD(SUL/SVUL only)           [ ] __________
[ ] UL  [ ] SUL  [ ] VUL  [ ] SVUL          $__________ [ ] NLG (UL/SUL only) $__________                       $_____________
[ ] LTG-UL  [ ] LTG-SUL
7702 Option: [ ] GPT  [ ] CVAT              [ ] STIR    [ ] GMDB (VUL only)   [ ] GMDB (SVUL only)              [ ] __________
[ ] ACSV                                    [ ] SSTR        [ ] Age 70            [ ] Younger Insured's Age 80  $_____________
Face Amount $__________                                     [ ] Age 80            [ ] Younger Insured's Age 100
Life Insurance Option:
  [ ] Level (1)  [ ] Increasing (2)         [ ] LEB         [ ] Age 100           [ ] __________
  [ ]Face Amount plus  Adjusted Premium (3) [ ] LEB2        [ ] ___________
  [ ] __________
Planned Premium $__________
Initial Premium $__________

Executive Benefits                          [ ] ACSV (CSUL only)
[ ] CorpExec VUL  [ ] CSVUL  [ ] CSUL       [ ] ATR (CSUL, CSVUL only)
[ ] BOLI 20  [ ] BOLI                       [ ] LTR (CorpExec VUL only)
7702 Option: [ ] GPT  [ ] CVAT              [ ] STR (CorpExec VUL only)
Face Amount $__________                     [ ] _______
Life Insurance Option:
  [ ] Level (1)  [ ] Increasing (2)         $__________
  [ ] Face Amount plus Adjusted Premium (3)
      (if applicable)                       [ ] _______
Planned Premium $__________                 $__________
Initial Premium $__________
Unisex Issue: [ ] Yes [ ] No

[ ] __________                              [ ] _______     [ ] ___________
Face Amount $_________                      $__________     $______________
Planned Premium $__________
Initial Premium $__________
Initial Premium $__________

ALTERNATE AND ADDITIONAL POLICY REQUESTS (Complete only data that is different from the original request on the application. If changes to other sections are being requested, provide instructions below or in Section Q if needed.)

     [ ] Alternate   [ ] Additional    Plan: __________________   Face Amount: $__________
                                       Rider: _________________   Rider Amount: $__________

Instructions: ______________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
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
                                                             (BARCODE)
                                                             PART 1 05

J. PERSONAL INFORMATION

1. IN THE LAST 5 YEARS, HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED(S)

(a)  had their driver's license suspended or revoked? ...........................................................   [ ] Yes   [ ] No
     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below including driver's license #
     (if other than previously stated), State of license, and month and year of occurrence.

     Name                                License #                                 State        Date (month/year)

     _________________________________   _______________________________________   __________   _________________

     _________________________________   _______________________________________   __________

     _________________________________   _______________________________________   __________   _________________

     _________________________________   _______________________________________   __________   _________________

(b)  been convicted of a crime, served time in prison because of a conviction, or been arrested for any reason?
     (Answer "Yes" to arrest portion only if arrest is currently pending.)                                          [ ] Yes   [ ] No
     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below, including reason, State, County, month and year of occurrence.

     Name                                Reason                     State       County          Date (month/year)

     _________________________________   ________________________   _________   _____________   _________________

     _________________________________   ________________________   _________   _____________   _________________

     _________________________________   ________________________   _________   _____________   _________________

     _________________________________   ________________________   _________   _____________   _________________

(c)  been declined for issue, reinstatement or renewal of any type of life or health insurance? .................   [ ] Yes   [ ] No
     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage, give company name
     (including New York Life) and reason.

     Name                                Company                         Reason

     _________________________________   _____________________________   ________________________________________

     _________________________________   _____________________________   ________________________________________

     _________________________________   _____________________________   ________________________________________

     _________________________________   _____________________________   ________________________________________

2. IN THE LAST 2 YEARS HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED

(a)  traveled or resided outside the U.S. or Canada or intend to do so within the next 12 months? ...............   [ ] Yes   [ ] No
     If "Yes", indicate name of the person(s) applying for coverage, purpose of travel (personal or business), the country, the date(s) of travel and the duration(s) of stay.

     Name                                Purpose             Country         Date (month/year)   Duration

     _________________________________   _________________   _____________   _________________   ________________

     _________________________________   _________________   _____________   _________________   ________________

     _________________________________   _________________   _____________   _________________   ________________

     _________________________________   _________________   _____________   _________________   ________________

(b)  engaged in or intend to engage in: (Check all that apply and complete Form 7663) ...........................   [ ] Yes   [ ] No
     [ ] SCUBA or skin diving; [ ] auto racing;  [ ] motorcycle racing;
     [ ] motorcycle riding - leisure only (Form 7663 not required); [ ] power boat racing;
     [ ] snowmobile racing or [ ] any other type of vehicle racing; [ ] sky diving; [ ] mountain climbing;
     [ ] helicopter skiing; [ ] cave exploration; [ ] hot air ballooning; [ ] rodeo riding;
     [ ] flying as a civilian pilot; [ ] flying as a military pilot; [ ]  ultralight; or [ ] hang-gliding?

K. OTHER COVERAGE

                                                            Personal                                       Business
                                         ---------------------------------------------   -------------------------------------------
[ ] None          Insured's Name                     Company                 Amount                  Company                Amount
--------   ---------------------------   ------------------------------   ------------   ------------------------------   ----------

                                                                          $___________                                    $_________

In Force

Pending

L. FINANCIAL INFORMATION

                                            Primary Insured                 Other Insured             Owner if not Primary Insured
                                      ---------------------------   -----------------------------   --------------------------------
       Current Annual Income
   (Include any unearned income)

         Current Net Worth
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
                                                              (BARCODE)
                                                              PART 1 06

M. BUSINESS AND CREDITOR INSURANCE

If survivorship policy, provide name of insured(s) for BUY/SELL information. If creditor requires collateral assignment, complete form and forward with application. If there is not enough space on this page, use Section Q, Additional Details.

1a. If BUY/SELL, what is the net income $___________________ and market value $_________________ of the business?

 b. Does insured(s) have ownership in the business? If "Yes", list all owners and percent of ownership for each..   [ ] Yes   [ ] No

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

 c. Are all owners being insured? If "No", provide details below.................................................   [ ] Yes   [ ] No

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

2a. If KEY EMPLOYEE, please provide reason why employee is Key to the Organization, include length of time employed.

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

 b. Are all Key Employees being insured? If "No", provide details below..........................................   [ ] Yes   [ ] No

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

3. If CREDITOR COVERAGE, what is the loan amount $____________, term _____ (years) ________ (months), and purpose?

Purpose ____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

N. TERM CONVERSION

Sections A, C, F, G AND I of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required.

1.   POLICY NUMBER ________________________ [ ] Term Policy   [ ] Term Rider   [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age converted (AATC): [ ] OCI [ ] 1YT (Div. Opt.) [ ] TL AD 85 and prior
                                                                [ ] Conversion of Spouse [ ] Conversion of Child

     AMOUNT TO BE CONVERTED $____________________________ AMOUNT REMAINING IN-FORCE $____________________________
     Is a reduction in rating being requested?...................................................................   [ ] Yes   [ ] No
     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?
     (If "Yes", provide details and dates in section Q.).........................................................   [ ] Yes   [ ] No
     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy DOES NOT include this benefit, complete sections J and P of this application.

2.   POLICY NUMBER ________________________ [ ] Term Policy   [ ] Term Rider   [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age converted (AATC): [ ] OCI [ ] 1YT (Div. Opt.) [ ] TL AD 85 and prior
                                                                [ ] Conversion of Spouse [ ] Conversion of Child

     AMOUNT TO BE CONVERTED $____________________________ AMOUNT REMAINING IN-FORCE $____________________________
     Is a reduction in rating being requested?...................................................................   [ ] Yes   [ ] No
     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?
     (If "Yes", provide details and dates in section Q.).........................................................   [ ] Yes   [ ] No
     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy DOES NOT include this benefit, complete sections J and P of this application.

FOR ATTAINED AGE TERM CONVERSIONS THE FOLLOWING APPLY:

There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here ____/____/_______, and coverage on the new policy will not begin until the coverage being converted has been terminated.

Any monies due from a Conversion of a NYLIC policy to a NYLIAC life policy or from a NYLAZ policy to a NYLIC or NYLIAC life policy are to be credited to the new life conversion policy and I agree that the Initial Premium may be increased to equal the credit applied to my NYLIAC policy when the credit is greater than the requested Initial Premium.

The SWL/SVUL/SUL policy pays a death benefit on the second death only, and no death benefits are payable on a first death.

The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC.

O. GUARANTEED INSURABILITY OPTION DATE (PPO AND GIR)

Scheduled Option Date: Mo. ___________ Day _____________ Year ____________
Date of [ ] marriage [ ] birth [ ] adoption Mo. ___________ Day _____________ Year ____________ Submit proof of event.

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
                                                              (BARCODE)
                                                            SECTION P 01

First Name                                 Middle Name                                    Last Name
________________________________________   ____________________________________________   __________________________________________

P. Medical Questionnaire
(For each additional insured, please use a separate Additional Insured Medical Questionnaire)

1.   Primary physician or health care provider information: [ ] None   Name ________________________________________________________
     Address __________________________________________________________________________   Phone number (__________)__________-______
     Date of last visit: ____/____/____    Reason for visit: _______________________________________________________________________
     _______________________________________________________________________________________________________________________________
     Treatment or medication provided: (Provide details and/or name and dosage) ____________________________________________________

2.   List all prescribed medications taken on a regular basis in the last 12 months: (Include dosage and frequency)_________________
     _______________________________________________________________________________________________________________________________

3.   In the last ten (10) years, has the proposed insured had, been told he/she has, or been treated for: (If "Yes", circle all conditions that apply)

     a.   Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse?..........   [ ] Yes   [ ] No

     b.   Elevated blood sugar or diabetes?......................................................................   [ ] Yes   [ ] No

     c.   Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep
          disorder?..............................................................................................   [ ] Yes   [ ] No

     d.   Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma?.....................................   [ ] Yes   [ ] No

     e.   Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other neurological
          disorder?..............................................................................................   [ ] Yes   [ ] No

     f.   Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder?....................   [ ] Yes   [ ] No

     g.   Stroke, transient ischemic attack (TIA) or other circulatory disorder?.................................   [ ] Yes   [ ] No

     h.   Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA?................   [ ] Yes   [ ] No

     i.   Colitis; blood in stool; intestinal polyps or other intestinal disorder?...............................   [ ] Yes   [ ] No

     j.   Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder?..........   [ ] Yes   [ ] No

     k.   Any psychiatric or mental health condition (including counseling or hospitalization)?..................   [ ] Yes   [ ] No

     l.   Drug or alcohol use, or used cocaine or other controlled substances, or been counseled or hospitalized
          for drug or alcohol use?...............................................................................   [ ] Yes   [ ] No

4.   In the last ten (10) years, has the proposed insured had or been treated for immune system disorder
     (including AIDS or AIDS Related Complex)?...................................................................   [ ] Yes   [ ] No

5.   In the last two (2) years, other than as already stated, has the proposed insured:

     a.   Had any surgery or been recommended to have surgery?...................................................   [ ] Yes   [ ] No

     b.   Had any diagnostic tests or been recommended to have any diagnostic test other than already stated ?
          (Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than for
          pregnancy).............................................................................................   [ ] Yes   [ ] No

     c.   Been unable to work, unable to attend school or been disabled for 30 days or more?.....................   [ ] Yes   [ ] No

6.   Among proposed insured's natural parents, brothers or sisters, is there any history of angina, heart disorder or stroke?
     (If "Yes", please provide relationship, age of onset and subsequent history in details below.)..............   [ ] Yes   [ ] No

7.   Has proposed insured lost weight in the last year? (If "Yes", please provide how many lbs. lost and reason
     in details below.)..........................................................................................   [ ] Yes   [ ] No

8.   Height ___________ft. __________in.   Weight __________lbs.

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes" above. If more space is needed, please use Section Q.

                                                                        Onset      Recovery
                             Reason - Include                        ----------   ----------                 Doctors,
Ques. No.   diagnosis, treatment, medication, surgery and outcomes   Mo.   Year   Mo.   Year   Hospitals and Medical Facilities Info
---------   ------------------------------------------------------   ---   ----   ---   ----   -------------------------------------

204-500                                                                                                            3803:081118022016
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
                                                              (BARCODE)
                                                              PART 1 07
Q. Additional Details
Please refer to each section letter when providing additional details and remarks Section

Section
_______   __________________________________________________________________________________________________________________________
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_______   __________________________________________________________________________________________________________________________
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_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
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_______   __________________________________________________________________________________________________________________________
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_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
_______   __________________________________________________________________________________________________________________________
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204-500                                                                                                            3803:081118022016
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
                                                              (BARCODE)
                                                              PART 1 08

                                          COMPLETE ONLY FOR COVERAGE ON ADDITIONAL INSUREDS

ADDITIONAL INSURED
Completion of Additional Insured Medical Questionnaire is required.
First Name             Middle Name            Last Name              Suffix                  [ ] Male     Date of Birth (mm/dd/yyyy)
____________________   ____________________   ____________________   _____________________   [ ] Female   __________________________
Residence: Street      City                   State                  Country                 Zip
____________________   ____________________   ____________________   _____________________   _______________________________________
[ ] Social Security No. or [ ] Tax ID No.     Driver's License No.   State        [ ] None   Relationship to Primary Insured
[ ] Exempt [ ] Applied for                    ____________________   _____________________   _______________________________________
Country of Citizenship          Country of Birth               State of Birth                How Long Living in the USA?
_____________________________   ____________________________   ___________________________   Years ___________    Months ___________
Immigration Visa or Work Authorization (If other than a US citizen)                          Expiration:
Type _______________________________________   Number ____________________________________   Month ____________   Year _____________
Occupation                      Employer Name:   Street             City              State             Country           Zip
_____________________________   _________________________________   _______________   _______________   _______________   __________
If age 18 or over, has Proposed Insured used tobacco, nicotine or any nicotine               E-mail Address (optional)
substitution product in any form? [ ] Yes [ ] No If "Yes", provide
type ____________________________ and date of last use (Month)__________ (Year) __________   _______________________________________
If Proposed Insured is under age 14 years 6 months, provide amount of insurance in-force on the Applicant.
___________________________________________________________________________________________________________________________ [ ] None
Are all other children in the family insured or to be insured for an amount at least equal to that on the Proposed Insured?
[ ] Yes [ ] No
(If No, provide details in Section Q)
NAMED BENEFICIARIES   Same as:   [ ] Primary Insured   [ ] Owner   [ ] Trust   [ ] UTMA/UGMA
ORDER   RELATIONSHIP TO PROPOSED INSURED   FULL NAME (FIRST, MIDDLE, LAST)                                                SHARE
_____   ________________________________   ____________________________________________________________________________   __________
_____   ________________________________   ____________________________________________________________________________   __________

CONTACT INFORMATION
[ ] Same as Primary Insured

Contact Proposed Insured at: (Check one or both) [ ] Home Tel. Number: (_____)_________   [ ] Business Tel. Number: (_____)_________
Best Time to call: [ ] 9AM-12PM [ ] 12PM-3PM [ ] 3PM-6PM [ ] 6PM-9PM   Time zone: [ ] EST [ ] CST [ ] MST [ ] PST
Best Day to call: (Check all that apply) [ ] Monday [ ] Tuesday [ ] Wednesday [ ] Thursday [ ] Friday [ ] Saturday
Specific Date____________________   Time____________________
------------------------------------------------------------------------------------------------------------------------------------
In which language and/or dialect(s) was the sales interview conducted? _____________________________________________________________
                                                   First Name              Last Name                Relationship to Proposed Insured
Who acted as interpreter? [ ] Agent   [ ] Other:   _____________________   ______________________   ________________________________
If the Proposed Insured requires special services for the hearing impaired, indicate the service required.__________________________

SPOUSE'S INSURANCE INFORMATION (SCI)
Completion of the Additional Insured Medical Questionnaire is required.
First Name        Middle Name       Last Name              [ ] Male     Date of Birth (mm/dd/yyyy)   Relationship to Primary Insured
_______________   _______________   ____________________   [ ] Female   __________________________   _______________________________
NAMED BENEFICIARIES   Same as:   [ ] Primary Insured   [ ] Owner   [ ] Trust   [ ] UTMA/UGMA
RELATIONSHIP TO PROPOSED INSURED                               FULL NAME (FIRST, MIDDLE, LAST)                            SHARE
____________________________________________________________   ________________________________________________________   __________

CHILDREN'S INSURANCE INFORMATION (CI AND SCI)
First Name        Middle Name       Last Name              [ ] Male     Date of Birth (mm/dd/yyyy)   Relationship to Primary Insured
_______________   _______________   ____________________   [ ] Female   __________________________   _______________________________
First Name        Middle Name       Last Name              [ ] Male     Date of Birth (mm/dd/yyyy)   Relationship to Primary Insured
_______________   _______________   ____________________   [ ] Female   __________________________   _______________________________
First Name        Middle Name       Last Name              [ ] Male     Date of Birth (mm/dd/yyyy)   Relationship to Primary Insured
_______________   _______________   ____________________   [ ] Female   __________________________   _______________________________
First Name        Middle Name       Last Name              [ ] Male     Date of Birth (mm/dd/yyyy)   Relationship to Primary Insured
_______________   _______________   ____________________   [ ] Female   __________________________   _______________________________
NAMED BENEFICIARIES   Same as:   [ ] Primary Insured   [ ] Owner   [ ] Trust   [ ] UTMA/UGMA
RELATIONSHIP TO PROPOSED INSURED                               FULL NAME (FIRST, MIDDLE, LAST)                            SHARE
____________________________________________________________   ________________________________________________________   __________
1.   Has any child proposed for coverage, displayed any physical or mental impairment due to illness, injury or
     birth defect?...............................................................................................   [ ] Yes   [ ] No
2.   Has any child proposed for coverage, been unable to attend school regularly?................................   [ ] Yes   [ ] No
If "Yes" to #1 or #2, do not collect deposit premium and provide details in Section Q.
204-500                                                                                                            3803:081118022016
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
                                                              (BARCODE)
                                                            SECTION P 01
First Name                                 Middle Name                                    Last Name
________________________________________   ____________________________________________   __________________________________________

ADDITIONAL INSURED MEDICAL QUESTIONNAIRE
(For each additional insured, please use a separate Additional Insured Medical Questionnaire)
1.   Primary physician or health care provider information: [ ] None   Name ________________________________________________________
     Address __________________________________________________________________________   Phone number (__________)__________-______
     Date of last visit: ____/____/____    Reason for visit: _______________________________________________________________________
     _______________________________________________________________________________________________________________________________
     Treatment or medication provided: (Provide details and/or name and dosage) ____________________________________________________

2.   List all prescribed medications taken on a regular basis in the last 12 months: (Include dosage and frequency)_________________
     _______________________________________________________________________________________________________________________________

3.   In the last ten (10) years, has the proposed insured had, been told he/she has or been treated for: (If "Yes", circle all conditions that apply)

     a.   Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse?..........   [ ] Yes   [ ] No

     b.   Elevated blood sugar or diabetes?......................................................................   [ ] Yes   [ ] No

     c.   Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep
          disorder?..............................................................................................   [ ] Yes   [ ] No

     d.   Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma?.....................................   [ ] Yes   [ ] No

     e.   Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other neurological
          disorder?..............................................................................................   [ ] Yes   [ ] No

     f.   Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder?....................   [ ] Yes   [ ] No

     g.   Stroke, transient ischemic attack (TIA) or other circulatory disorder?.................................   [ ] Yes   [ ] No

     h.   Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA?................   [ ] Yes   [ ] No

     i.   Colitis; blood in stool; intestinal polyps or other intestinal disorder?...............................   [ ] Yes   [ ] No

     j.   Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder?..........   [ ] Yes   [ ] No

     k.   Any psychiatric or mental health condition (including counseling or hospitalization)?..................   [ ] Yes   [ ] No

     l.   Drug or alcohol use, or used cocaine or other controlled substances, or been counseled or hospitalized
          for drug or alcohol use?...............................................................................   [ ] Yes   [ ] No

4.   In the last ten (10) years, has the proposed insured had or been treated for immune system disorder
     (including AIDS or AIDS Related Complex)?...................................................................   [ ] Yes   [ ] No

5.   In the last two (2) years, other than as already stated, has the proposed insured:

     a.   Had any surgery or been recommended to have surgery?...................................................   [ ] Yes   [ ] No

     b.   Had any diagnostic tests or been recommended to have any diagnostic test other than already stated ?
          (Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than for
          pregnancy).............................................................................................   [ ] Yes   [ ] No

     c.   Been unable to work, unable to attend school or been disabled for 30 days or more?.....................   [ ] Yes   [ ] No

6.   Among proposed insured's natural parents, brothers or sisters, is there any history of angina, heart disorder or stroke?
     (If "Yes", please provide relationship, age of onset and subsequent history in details below.)..............   [ ] Yes   [ ] No

7.   Has proposed insured lost weight in the last year? (If "Yes", please provide how many lbs. lost and reason
     in details below.)..........................................................................................   [ ] Yes   [ ] No

8.   Height ___________ft. __________in.   Weight __________lbs.

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes" above. If more space is needed, please use Section Q.

                                                                        Onset      Recovery
                             Reason - Include                        ----------   ----------                 Doctors,
Ques. No.   diagnosis, treatment, medication, surgery and outcomes   Mo.   Year   Mo.   Year   Hospitals and Medical Facilities Info
---------   ------------------------------------------------------   ---   ----   ---   ----   -------------------------------------

204-500                                                                                                            3803:081118022016
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
                                                             (BAR CODE)
                                                              C-O-M 01

                                           Check-O-Matic (C-O-M) - New Business Cases Only

1.   New York Life Insurance Company, New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as
     indicated in this application, will direct the transfer of funds from the account you designate. This transfer will be used to pay premiums on the policy (policies) and/or monthly Option to Purchase Paid-up Additions (OPP) premiums. This transfer will be done each month on a regular schedule established by us. You will not receive premium notices while this arrangement is in effect.

2.   This arrangement does not change the premium due dates specified in the policy and it does not extend any of the grace or late periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.

3.   Any policy included under this arrangement is subject to our minimum and maximum premium and OPP premium rules.

4.   The arrangement will apply to the policies listed below and will cover all future premiums and any current premiums that have not yet been paid.

COMPLETE INFORMATION BELOW:

PRIMARY INSURED'S NAME:_____________________________________________________________________________________________________________

POLICY NUMBER _______________________________________________________ OR TRACKING NUMBER: __________________________________________

INDICATE TYPE:

     [ ] Single Check-O-Matic                  [ ] Check-O-Matic OPP

     [ ] Multiple Check-O-Matic   Previous Case Reference Number or Policy Number___________________________________________________

     [ ] Add to Check-O-Matic     Previous Case Reference Number or Policy Number___________________________________________________

                                  Concurrent Insured's Name_____________________________________________Date of Birth:____/____/____

                 Account Names
                 _____________________________


                                                      Attach Blank VOIDED Check

                 Bank Routing # / Account #

                 ___________ / ______________________

                            Authorization Statement for Check-O-Matic (applies to Premium payments only)

I understand that I may stop this payment arrangement by notifying the Insurer. The owner of each policy may stop it for his or her own policy. The arrangement ends on the day the Insurer receives the notice.

By initialing below I/We authorize New York Life Insurance Company or one of its subsidiaries to make monthly withdrawals from the account named above. I/We also authorize the Financial Institution named above to debit my/our account accordingly:

Initials of Depositor(s)__________Relationship:[ ] Primary Insured [ ] Owner [ ] Applicant [ ] Payor [ ] Other______________________
204-500                                                                                                            3803:081118022016
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

                                                             (BAR CODE)
                                                              PART 1 09

                                                       Statement of Agreement

THOSE PERSONS WHO SIGN THIS APPLICATION AGREE THAT:

1.   All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's
     Incontestability Provision, invalidate coverage.

2.   No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance
     Company's, New York Life Insurance and Annuity Corporation's or NYLIFE Insurance Company of Arizona's rights or requirements.

3.   "Cash Paid" with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guarantee insurability option, or if reinstatement is applied for.

4.   The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.

     At the time of application, or on or before the effective date, the Applicant or policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no specific policy date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.

5.   By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by
     Check-O-Matic, the total premium paid during one year's time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona.

                                                            Illustration

DO NOT COMPLETE THIS SECTION IF:

1. A VARIABLE PRODUCT IS BEING APPLIED FOR; OR 2. A SIGNED ILLUSTRATION IS NOT REQUIRED BY LAW; OR 3. AN ILLUSTRATION WAS SIGNED AND
MATCHES THE POLICY APPLIED FOR.

I, the applicant, did not sign an Illustration because:

     [ ] An illustration was not shown or given to me

     [ ] An illustration was shown or given to me, but the policy applied for is different from the illustration

     [ ] An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

         Type of Policy ___________________________________________  Proposed Insured ______________________________________________

         Initial Death Benefit ____________________________________  Rating/Class __________________________________________________

         Dividend Option___________________________________________  Age______________________________   Sex________________________

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.
204-500                                                                                                            3803:081118022016
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

                                                             (BAR CODE)
                                                             PART 1 10

                                                         Tax Certification

Under penalties of perjury, I (as the owner named in Section A or B) certify that: (1) the Social Security or Employer ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (noted as
"applied for" in Section A or B) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or
(b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding (Cross out item 2 if the IRS has notified you that you are subject to backup withholding.) and (3) I am a U.S. person (including a U.S. resident alien).

                                                           ACKNOWLEDGEMENT

I, the Proposed Insured, have been given a copy of "Information Practices Related to Underwriting Your Application" which tells how
New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance Company of Arizona obtain and use data about me. It includes the notice required by the State and Federal Fair Credit Reporting Acts and a description of MIB,
Inc. (Medical Information Bureau). I know that my application cannot be processed if I do not sign the authorization below.

                                                            AUTHORIZATION

In this Authorization, "I" means the Proposed Insured, "the Insurer" means New York Life Insurance Company, New York Life Insurance
and Annuity Corporation, and NYLIFE Insurance Company of Arizona and their respective agents, employees, and representatives. In order to see if (and on what basis) I qualify for the insurance applied for or any other insurance offered by any of the insurers identified above, I authorize the following:

MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers, at my request, copies of the record or other data that they may have about my physical and mental health. This includes all protected health information and any health information I have previously requested be withheld from further disclosure, and including my history, their findings, diagnoses and treatment. Mental health professionals may provide their records of my diagnosis, functional status, treatment plan, symptoms, prognosis, progress to date, medication prescription and monitoring, and clinical test results.

OTHER UNDERWRITING INFORMATION MIB and other insurance companies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.

EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs
(including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating to the AIDS virus. I also authorize the release of these same types of data about any of my children who are to be insured. This Authorization may be used for a period of 24 months from the date signed below unless sooner revoked. I may revoke this Authorization at anytime by notifying the Insurer in writing. This revocation will not be effective to the extent the Insurer or any other person already has disclosed or collected information or taken other action in reliance on it. The information the Insurer obtains through this
Authorization may become subject to further disclosure For example, the Insurer may be required to provide it to an insurance regulatory or other government agency. In this case, the information may no longer be protected by the rules governing this
Authorization. A photocopy of this Authorization and request form shall be as valid as the original. I know that I may request a copy of this Authorization. (Please provide a copy to me.________________________________initial if requested).

                                  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
                   PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                             Signatures

BY SIGNING BELOW, I/WE UNDERSTAND THAT I/WE ACKNOWLEDGE AND AGREE TO ALL OF THE STATEMENTS AND REPRESENTATIONS MADE IN THIS
APPLICATION, INCLUDING SECTIONS ENTITLED STATEMENT OF AGREEMENT, ILLUSTRATION (IF APPLICABLE), CHECK-O-MATIC (IF APPLICABLE), TAX
CERTIFICATION, ACKNOWLEDGEMENT AND AUTHORIZATION. I/WE ACCEPT AND ADOPT AS TRUE ALL STATEMENTS MADE BY THE PROPOSED INSURED(S) IN
THIS APPLICATION.


[X]                                                                Signed at                                    On
    -------------------------------------------------------------            ----------------------------------    -----------------
Signature of the Primary Insured (Parent or Guardian if under                           (City, State)                 (MM/DD/YYYY)
14 years 6 months)


[X]
    -------------------------------------------------------------  -----------------------------------------------------------------
Signature of the Owner if Other than the Primary Insured           Title if signed on behalf of Corporation, Trust, etc.


[X]                                                                [X]
    -------------------------------------------------------------      -------------------------------------------------------------
Signature of Applicant if Other than Primary Insured or Owner      Signature of Other Insured


[X]                                                                [X]
    -------------------------------------------------------------      -------------------------------------------------------------
Signature of Other Insured                                         Signature of Other Insured


[X]
    -------------------------------------------------------------
Other Required Signature

I Certify I have truly and accurately recorded all answers given to me.


[X]                                                                [X]
    -------------------------------------------------------------      -------------------------------------------------------------
Signature of Agent/Witness                                         Countersigned by Licensed Resident Agent (if required)


[X]
    -------------------------------------------------------------  -----------------------------------------------------------------
Signature of Agent/Witness                                         Countersigned Code #

204-500                                                                                                            3803:081118022016

                                    (BARCODE)
                                    PART 1 11
                   [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)
          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
                 [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)
           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from ______________________________________________________________ on
___________________________________ the sum of $ _________________.

This amount is specified in Section G. of the application Part I bearing the same date and number as this receipt.


--------------------------------------------------------------------------------
                                Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the proposed insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION G OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions to coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section G of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     C.   If reinstatement of a policy is being applied for;

     D. Where question 1, 2 or 3 of Section G of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     E. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payor or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $ 1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

               (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

               (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be Payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;.

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

21620(2/04)                                                    3803:081118022016

                                    (BARCODE)
                                    PART 1 11
                   [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)
          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
                 [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)
           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from ______________________________________________________________ on
___________________________________ the sum of $ _________________.

This amount is specified in Section G. of the application Part I bearing the same date and number as this receipt.


--------------------------------------------------------------------------------
                                Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the proposed insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION G OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions to coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section G of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     C.   If reinstatement of a policy is being applied for;

     D. Where question 1, 2 or 3 of Section G of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     E. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payor or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $ 1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

               (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

               (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be Payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;.

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

21620(2/04)                      CUSTOMER COPY                 3803:081118022016